                                                                    Exhibit 99.4

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Resource America, Inc. (the "Company") on Form 10-K/A for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven
J. Kessler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of section 13 (a) or 15
       (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                   /s/ Steven J. Kessler
                                                   -------------------------
                                                   Steven J. Kessler
                                                   Chief Financial Officer
                                                   October 31, 2003



A signed original of this written statement required by Section 906 has been provided to Resource America, Inc. and will be retained by Resource America, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.